SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant □

Check the appropriate box:

□	Preliminary Proxy Statement
□	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
□	Definitive Additional Materials
□	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

□	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

□	Fee paid previously with preliminary materials.

□

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

THE MEXICO EQUITY AND INCOME FUND, INC.

615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 15, 2023

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to Be Held on December 15, 2023: The Notice of Annual Meeting of Stockholders
and Proxy Statement are Available on the Internet at www.mxefund.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock (the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 15, 2023 at 10:00 a.m., Eastern time, at the offices of U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 2020 E. Financial Way, Suite 100. Glendora, CA, 91741, or any adjournment or postponement thereof, for the following purposes:

1.To elect one Class I Director to the Fund’s Board of Directors (Proposal 1); and

2.To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 18, 2023 as the record date for the determination of Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual reports may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (800) 937-5449. The Fund’s most recent annual report was mailed to Stockholders on September 29, 2023.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock at the close of business on October 18, 2023. If you attend the Meeting, you may vote your shares in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted. You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting. Stockholders that plan on attending the Meeting in person are requested to email Pierre Colmenarez, U.S. Bank Global Fund Services at pierre.colmenarez@usbank.com by December 8, 2023 so we may accommodate all who plan on attending.

By Order of the Board of Directors,

Luis Calzada
Dated: November 15, 2023	Secretary

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL
THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE.
YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature
(1)ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)ABC Corp.	John Doe, Treasurer
(3)ABC Corp. c/o John Doe, Treasurer	John Doe
(4)ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)ABC Trust	Jane B. Doe
(2)Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe, Trustee

Custodial or Estate Accounts
(1)John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)John B. Smith	John B. Smith, Jr., Executor

THE MEXICO EQUITY AND INCOME FUND, INC.

615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2023

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 15, 2023 at 10:00 a.m., Eastern time, at the offices of U.S. Bank Global Fund Services, 2020 E Financial Way, Suite 100, Glendora, CA 91741, and at any and all adjournments or postponements thereof. A form of proxy for each of the holders of shares of the Fund’s common stock (the “Stockholders”) is enclosed herewith. This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about November 15, 2023.

The presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of common stock of the Fund on the record date, October 18, 2023) is necessary to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.voteproxy.com; by telephone, using the toll-free number listed on the proxy card; or by mail by completing the proxy card and returning it in the envelope provided. If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person. To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number. Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominee for Class I Director.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies as to one or more proposals), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a majority of votes cast for approval (i.e., Proposal 1). Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s common stock of record on the close of business on October 18, 2023 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. On October 18, 2023, there were 4,400,209 shares of the Fund’s common stock issued and outstanding. The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent annual report for the fiscal year ended July 31, 2023 and semi-annual report for the period ended January 31, 2023 may be obtained by visiting the Fund’s website at www.mxefund.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (800) 937-5449. These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s most recent annual report was mailed to Stockholders on or about September 29, 2023.

Required Vote for Adoption of Proposals.

Proposal 1 (to elect one Class I Director to the Fund’s Board of Directors) requires the affirmative vote of a majority of votes cast at the Meeting by the holders of the Fund’s common stock voting in person or by proxy on such Proposal, provided a quorum is present. A “majority of the votes” cast means that the number of shares voted “FOR” a Director’s election exceeds 50% of the number of votes cast with respect to that Director’s election. For purposes of the election of Directors, (i) votes cast shall include direction to withhold authority and (ii) abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the majority vote required for such Director.

PROPOSAL 1: ELECTION OF DIRECTOR

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Board of Directors has nominated Phillip Goldstein to be elected by the holders of the Fund’s common stock to serve as Class I Director of the Fund. Mr. Goldstein currently serves on the Board of Directors.

In the event that the nominee becomes unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors. The Class I Director shall be elected by a majority of the shares voting at the Meeting.

At the Meeting, the holders of the Fund’s common stock will be asked to vote for the election of Mr. Goldstein and as Class I Director. If elected, Mr. Goldstein will serve until the Fund’s annual meeting of Stockholders in 2026 or until his successor is duly elected and qualified. If elected, Mr. Goldstein has consented to serve as Director of the Fund until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Mr. Goldstein. The nominee named above has indicated that he will serve if elected, and the Board of Directors has no reason to believe that the nominee will become unavailable for election as Director; however, if Mr. Goldstein should be unable to serve, the proxy will be voted for any other person determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote. Mr. Goldstein must be elected by a majority of the votes cast by the holders of shares of the Fund’s common stock, present in person or represented by proxy at the Meeting, provided a quorum is present. A “majority of the votes” cast means that the number of shares voted “FOR” a Director’s election exceeds 50% of the number of votes cast with respect to that Director’s election. For purposes of the election of Directors, (i) votes cast shall include direction to withhold authority and (ii) abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the majority vote required for such Director.

Directors and Officers

Set forth below are the Directors, nominee for Director and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 18, 2023.

Messrs. Abraham, Das, Goldstein, Goodstein and Hellerman are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).

Class I Director Nominee:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years
Phillip Goldstein(2) (78)	Independent Director; Chairman	2023; since 2000	Partner of Bulldog Investors, LLP since 2009; Partner of Ryan Heritage, LLP since 2019; a Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1

Chairman, High Income Securities Fund; Chairman, Special Opportunities Fund, Inc.; Director, Brookfield DTLA Fund Office Trust Investor, Inc.; Director, Swiss Helvetia Fund, Inc.; Trustee, Crossroads Liquidating Trust (until 2020); Director, MVC Capital, Inc. (until 2020).

Class II Directors serving until the year 2024 Annual Meeting of Stockholders:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years
Richard Abraham(2) (67)	Independent Director	2024; since 2015	Since 1998, Mr. Abraham has been self employed as a securities trader.	1	None
Rajeev Das(2) (54)	Independent Director	2024; since 2001	Since 2004, Mr. Das has been a Principal of the entities previously serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds; Head Trader of Bulldog Investors, LLP, the investment adviser to Special Opportunities Fund, Inc., since its inception in 2009, and Principal of Ryan Heritage, LLP, an affiliate of Bulldog Investors; Secretary of the Swiss Helvetia Fund; Vice President of Special Opportunities Fund, Inc.	1	Trustee, High Income Securities Fund.

Class III Directors serving until the year 2025 Annual Meeting of Stockholders:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years
Glenn Goodstein(2) (60)	Independent Director	2025; since 2001	Investment Advisor Representative, The Investment House, LLC; held numerous executive positions with Automatic Data Processing until 1996.	1	None
Gerald Hellerman(2)(3) (86)	Independent Director	2025; Director since 2001	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013).	1

Director, Special Opportunities Fund, Inc.; Trustee, High Income Securities Fund; Director, Swiss Helvetia Fund, Inc.; Trustee, Fiera Capital Series Trust (until August 2023); Director, MVC Capital, Inc (until 2020); Trustee, Crossroads Liquidating Trust (until 2020).

Officers

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Stephanie Darling(2) (53)	Chief Compliance Officer	Since 2020

General Counsel and Chief Compliance Officer of Bulldog Investors, LLP; Chief Compliance Officer of Ryan Heritage, LLP, High Income Securities Fund, Swiss Helvetia Fund and Special Opportunities Fund, Inc.; Principal, the Law Office of Stephanie Darling; Editor-In- Chief, The Investment Lawyer.

Elisa Estevez(2) (32)	Chief Financial Officer	Since 2021	Corporate Risk Management, Pichardo Asset Management S.A. de C.V.
Luis Calzada(2) (58)	Secretary	Since 2022	Portfolio Administration & Compliance, Pichardo Asset Management, S.A. de C.V.
Maria Eugenia Pichardo(2) (71)	President	Since 2004

Portfolio Manager of the Fund since the Fund’s inception; President and General Partner, Pichardo Asset Management, S.A. de C.V. since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 - 2002.

(1)The Fund Complex is comprised of only the Fund.

(2)The address for all Directors and officers of the Fund is The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

(3)Prior to April 1, 2020, Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act because he served as the Fund’s Chief Compliance Officer.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board currently does not have a formal diversity policy in place. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in one or more of the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund. Information as of October 18, 2023 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

Richard Abraham.

Mr. Abraham has been a Director of the Fund since 2015. Mr. Abraham graduated magna cum laude with a degree in accounting and finance from the Wharton School of Business at the University of Pennsylvania. Mr. Abraham worked for 10 years as a computer systems analyst as an independent consultant. Mr. Abraham worked for 7 years as a currency trader and manager for the Professional Edge Fund on the floor of The Philadelphia Stock Exchange. Mr. Abraham is currently self- employed as a securities trader.

Rajeev Das.

Mr. Das has been a Director of the Fund since 2001. He has over 20 years of investment management experience and currently serves as the Head of Trading for Bulldog Investors, LLP, which serves as the investment adviser of Special Opportunities Fund, Inc. and separately-managed accounts. He also serves as a principal of Ryan Heritage, LLP, an SEC-registered investment adviser. In addition to the Fund, Mr. Das serves as a director of one other closed-end fund. Mr. Das is currently the vice-president of a closed-end fund, where he previously served as a director.

Phillip Goldstein.

Mr. Goldstein has been a Director of the Fund since 2000. Mr. Goldstein has over 30 years of investment management experience. He is currently: a principal of Bulldog Holdings, LLC, the owner of several entities formerly serving as general partner of certain private investment partnerships; a partner in Bulldog Investors, LLP, which serves as the investment adviser of Special Opportunities Fund, Inc. and separately-managed accounts; and a partner in Ryan Heritage, LLP, an SEC-registered investment adviser. Mr. Goldstein is also a director of three other closed-end funds and one subsidiary of a large commercial real estate company.

Glenn Goodstein.

Mr. Goodstein has been a director of the Fund since 2001. Mr. Goodstein is a registered investment adviser with over 20 years of investment management experience. Prior to entering the investment management field, he spent 10 years in various management and executive positions with Automatic Data Processing, a NYSE-traded company.

Gerald Hellerman.

Mr. Hellerman has been a Director of the Fund since 2001 and was its Chief Compliance Officer from 2004 through March 2020. Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the SEC, Special Adviser to the U.S. Senate Antitrust and Monopoly Subcommittee and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years. He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant during the period from 1993 to 2014.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Leadership Structure, Composition and Responsibilities. The Board is responsible for overseeing the management of the Fund. The Board also elects the Company’s officers who conduct the daily business of the Fund. The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Directors interact directly with the Chairman of the Board, each other as Directors and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as described above.

Currently, the Board is comprised of five individuals. Each member of the board, including the Chairman of the Board, Mr. Goldstein, is an Independent Director. Prior to April 1, 2020, Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act because he served as the Fund’s Chief Compliance Officer.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. Based on each Director’s experience and expertise with closed-end funds, the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating Committee and Valuation Committee. The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund. The Board oversees risk management for the Fund directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Chief Financial Officer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors. Beginning in December 2021, the Fund pays each of its Directors who is not a director, officer or employee of the Adviser, U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof an annual fee of $30,000 plus $500 for each special telephonic meeting attended. As additional annual compensation, the Chairman of the Fund will receive $3,750, the Audit Committee Chairman and Valuation Committee Chairman will receive $2,250, and the Nomination Committee Chairman will receive $1,500. Each Director is entitled to receive such compensation for any partial quarter for which he serves. In addition to the aforementioned fees paid to Directors, the Fund reimburses Directors for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board.

The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended July 31, 2023. The Fund does not have a bonus, profit sharing, pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Directors.

Name of Person	Position	Director Since	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors(1)
Phillip Goldstein	Independent Director	2000	$33,750	None	None	$33,750
Glenn Goodstein	Independent Director	2001	$31,500	None	None	$31,500
Rajeev Das	Independent Director	2001	$34,500	None	None	$34,500
Richard Abraham	Independent Director	2015	$30,000	None	None	$30,000
Gerald Hellerman	Independent Director	2001	$30,000	None	None	$30,000

(1)The Fund Complex is comprised of only the Fund.

Code of Ethics. The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements. Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C. Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090. Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership. To the knowledge of the Fund’s management, as of October 18, 2023, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock. The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 18, 2023. The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1)
Phillip Goldstein	Independent Director, Chairman of the Board	$50,001 - $100,000	$50,001 - $100,000
Richard Abraham	Independent Director	$50,001 - $150,000	$50,001 - $150,000
Rajeev Das	Independent Director, Audit Committee Chairman	$10,001 - $50,000	$10,001 - $50,000
Glenn Goodstein	Independent Director	None	None
Gerald Hellerman(2)	Independent Director	None	None
Maria Eugenia Pichardo	President	None	None
Luis Calzada	Secretary	None	None
Elisa Estevez	Chief Financial Officer	None	None
Stephanie Darling	Chief Compliance Officer	None	None

(1)The Family of Investment Companies is comprised of only the Fund.

(2)Prior to April 1, 2020, Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act because he served as the Fund’s Chief Compliance Officer.

Director Transactions with Fund Affiliates. As of July 31, 2023, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT
THE HOLDERS OF THE FUND’S COMMON STOCK VOTE “FOR” THE ELECTION OF PHILLIP GOLDSTEIN
AS CLASS I DIRECTOR OF THE FUND. ANY SIGNED BUT UNMARKED PROXIES WILL BE
SO VOTED “FOR” THE ELECTION OF THE NOMINEE.

Additional Information about the Board of Directors

Board Meetings and Committees.

During the fiscal year ended July 31, 2023, each Director and nominee for Director attended, in person or by telephone, at least seventy-five (75%) percent of all meetings of the Board (including regularly scheduled and special meetings) and of the Committees of which he is a member, held since his respective election. During the fiscal year ended July 31, 2023, the Board met five times.

Audit Committee. The Board has established an Audit Committee that acts pursuant to a written charter and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) to approve, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the Fund’s financial statements. Members of the Audit Committee are not full- time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews. In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The current members of the Audit Committee are Messrs. Abraham, Das, Goldstein, Goodstein and Hellerman, each of whom is an Independent Director. None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds. During the fiscal year ended July 31, 2023, the Audit Committee met two times.

Nominating Committee. The Board has established a Nominating Committee whose responsibilities are generally to seek and review candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. The Nominating Committee has a written charter, a copy of which is available on the Fund’s website at mxefund.com.

The current members of the Nominating Committee are Messrs. Abraham, Das, Goldstein, Goodstein and Hellerman. None of the members is an “interested person” within the meaning of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds. During the fiscal year ended July 31, 2023, the Nominating Committee did not meet.

In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount or that each candidate must possess specific qualities or skills. In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not such person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not such person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser or other service providers or their affiliates;

(iii) whether or not such person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) such person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of such person’s experience with the experience of other Board members; and (vi) the extent to which such person would be a desirable addition to the Board and any committees thereof.

It is the policy of the Nominating Committee to consider nominees recommended by Stockholders and so long as the Stockholders properly submit their recommendations in accordance with the requirements contained in the section entitled “Stockholder Proposals” below.

Valuation Committee. The Board has also established a Valuation Committee. Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities. This review shall include a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management. The Valuation Committee consists of Messrs. Abraham, Das, Goldstein, Goodstein and Hellerman, each of whom is an Independent Director. Although the Valuation Committee did not meet during the fiscal year ended July 31, 2023, the Valuation Committee took action to ratify all fair value securities at each quarterly Board meeting.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) audited the Fund’s financial statements for the fiscal year ended July 31, 2023, and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2024.

It is expected that representatives of Tait Weller will not be present at the Meeting but will be available by telephone should any matter arise at the Meeting requiring their presence.

Fees. The following table sets forth the aggregate fees billed by Tait Weller for the fiscal years ended July 31, 2023 and July 31, 2022 for professional services rendered to the Fund.

	Aggregate Total for Fiscal Year Ended July 31, 2023	Aggregate Total for Fiscal Year Ended July 31, 2022
Audit Fees	$31,000	$31,000
Audit-Related Fees	None	None
Tax Fees	$3,300	$3,300
All Other Fees	None	None

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

For the fiscal years ended July 31, 2023 and July 31, 2022, there were no fees billed by Tait Weller for “audit-related” services provided to the Fund. Fees included in the “audit-related fees” category would consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait Weller’s tax division, except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended July 31, 2023 and July 31, 2022, there were no fees billed by Tait Weller for other services provided to the Fund. Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait Weller’s full-time, permanent employees.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2023 and July 31, 2022, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2023 and July 31, 2022 on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

All of the services performed by Tait Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal years ended July 31, 2023 and July 31, 2022, the aggregate fees billed by Tait Weller for non- audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	July 31, 2023	July 31, 2022
Fund	$3,300	$3,300
Adviser	None	None

The Audit Committee has considered and determined that the services provided by Tait Weller are compatible with maintaining Tait Weller’s independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements.

Audit Committee Pre-Approval. The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. The Audit Committee Charter can be found on the Fund’s website at http://www.mxefund.com/corporate_governance.html. Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report. The Audit Committee has met and held discussions with management of the Fund, the Administrator, and Tait Weller. Tait Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management of the Fund, the Administrator and Tait Weller. The Audit Committee also discussed with Tait Weller matters required to be discussed by Auditing Standard No. 16.

Tait Weller also provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with Tait Weller its independence, in light of the services Tait Weller is providing.

Based upon the Audit Committee’s discussion with management of the Fund, the Administrator and Tait Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2023 filed with the SEC.

Respectfully submitted,

Richard Abraham
Rajeev Das
Phillip Goldstein
Glenn Goodstein and
Gerald Hellerman

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) during the most recent fiscal year, and Forms 5 and amendments thereto furnished to the Fund with respect to the most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, no person who, at any time during the fiscal year, was subject to Section 16 of the Exchange Act with respect to the Fund because of the requirements of Section 30 of the 1940 Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended July 31, 2023.

Beneficial Ownership of Shares. Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of October 18, 2023, 5% or more of the common stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	CSS, LLC 175 W. Jackson Blvd Suite 440 Chicago, IL 60604	439,243**	9.98%
Common Stock	City of London 77 Gracechurch Street London EC3V OAS England	274,855***	6.25%

*Percent is based on the number of shares of common stock of the Fund outstanding as of October 18, 2023.

**As reported on Form 13F filed on August 14, 2023 with the Securities and Exchange Commission.

***As reported on Form 13F filed on July 7, 2023 with the Securities and Exchange Commission.

Stockholder Proposals. The Meeting is an annual meeting of Stockholders. Any Stockholder who wishes to submit proposals to be considered at the Fund’s annual meeting of Stockholders in 2024 should send such proposals to the Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202. Stockholder proposals must be received by the Fund no later than the close of business on July 18, 2024 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”). Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s By- Laws, as in effect from time to time.

In order for a Stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the annual meeting of Stockholders in 2024, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202 between September 16, 2024 and October 16, 2024.

Stockholders are advised to review the Fund’s Amended and Restated Bylaws, as amended, which contains additional requirements about advance notice of stockholder proposals.

Solicitation of Proxies. Your vote is being solicited by the Directors of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Board has authorized the officers of the Fund to engage a proxy solicitation service, so long as the expense to the Fund is no greater than $20,000, if such officers determine it to be necessary and appropriate to do so. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock.

The Directors and officers of the Fund may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to Be Held on December 15, 2023: The Notice of Annual Meeting of Stockholders and
Proxy Statement are Available on the Internet at www.mxefund.com.

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion. Stockholders can send communications to the Board, c/o The Mexico Equity and Income Fund, Inc., 615 East Michigan Street, Milwaukee, Wisconsin 53202. In addition, stockholders may contact Fund management at The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

By order of the Board,

Luis Calzada
Dated: November 15, 2023	Secretary

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE
URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

ANNUAL MEETING OF STOCKHOLDERS OF

THE MEXICO EQUITY AND INCOME FUND, INC.

December 15, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual Meeting of Stockholders

and Proxy Statement is available on the Internet at www.mxefund.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

00000330000000001000 0	121523

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF CLASS I DIRECTOR.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

1.	To elect the below-named nominee as Class I Director to hold office for the time period relating to such nominee's class and until his successor has been duly elected and qualified.

NOMINEE:		FOR	AGAINST	WITHHOLD
Phillip Goldstein		☐	☐	☐

2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐

THE MEXICO EQUITY AND INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME FUND, INC.’S
BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2023.

The undersigned hereby appoints Gerald Hellerman and Richard Abraham and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc., (the “Fund”) to be held on Friday, December 15, 2023 at 10:00 a.m. Eastern Time, at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, CA 91741 or at any adjournment or postponement thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the matters stated on the reverse side.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions herein with respect to the election of the Class I Director.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE PROXY CARD. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

1.1	14475

ANNUAL MEETING OF STOCKHOLDERS OF

THE MEXICO EQUITY AND INCOME FUND, INC.

December 15, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Stockholders and Proxy Statement is available on the Internet at www.mxefund.com

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00000330000000001000 0	121523

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF CLASS I DIRECTOR.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

1.	To elect the below-named nominee as Class I Director to hold office for the time period relating to such nominee’s class and until his successor has been duly elected and qualified.

NOMINEE:		FOR	AGAINST	WITHHOLD
Phillip Goldstein		☐	☐	☐

2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.